SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to the Section 13(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                           Promotional Concepts, Inc.
          (Exact name of registrant as specified in its charter)

5300 West Sahara, Ste 100, Las Vegas Nevada                   89146
 (Address of principal executive offices)                   (Zip Code)

                                  702.604.6415
              (Registrant's telephone number, including area code)

                                  TarTam, Inc.
                         1353 Middleton Dr., Suite 2000
                             Cedar Hill, Texas 75104
                   (Former name or former address, if changed
                               since last report)


             Nevada                     000-31435              75-2889460
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No)


ITEM 1.  CHANGES IN THE CONTROL OF REGISTRANT


(a) Pursuant to an Agreement and Plan of Reorganization and Plan of Acquisition (the "Acquisition Agreement") dated March 5, 2001, between Promotional Concepts, Inc., ("PRO" or the "Company"), a Nevada corporation, and Tartam, Inc.,("TAR"), a Nevada Corporation, all the outstanding shares of common stock of Tartam, Inc. were exchanged for 5,000 shares of common stock of Promotional Concepts, Inc. Thereafter, Promotional Concepts, Inc. effected a statutory merger with its wholly-owned subsidiary, Tartam, Inc., in a transaction in which Promotional Concepts, Inc. was the surviving company.

         The Acquisition Agreement and the subsequent merger were adopted by the unanimous consent of the Board of Directors of PRO and approved by the unanimous consent of the shareholders of TAR. The Acquisition is intended to qualify as reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         Prior to the acquisition of and merger with TAR, PRO had 9,293,200 shares of common stock issued and outstanding, and there are 9,298,200 shares issued and outstanding

                                                                   1
following the acquisition. As a result of the Acquisition Transaction, PRO acquired 100% of the issued and outstanding common stock of TAR.

         Upon effectiveness of the acquisition and the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, PRO became the successor issuer to TAR for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective as of the date of the merger.

         The officers of PRO will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of PRO will continue without change as the officers, directors, and by-laws of the successor issuer.

         A copy of the Acquisition Agreement is filed herewith filed and is incorporated in its entirety exhibit 1. A copy of the Articles of Merger is filed herewith.

The following table specifies information regarding the shareholdings of our directors and executive officers and those persons or entities who beneficially own 5% or more of our common stock:


Title of Class             Name and Address of        Amount and Nature of  Percent of
                           Beneficial Owner           beneficial            Class(1)
                                                      Owner
-------------------------- -------------------------------------------- ----------------
-------------------------- -------------------------------------------- ----------------
    ..................
* ....................   David Gass                    2,750,000 Shares      29.5%
$.001 Par Value Common   3847 Tropical Vine St.        President,
Stock ................   Las Vegas, NV. 89147          Secretary,Drector

* ....................   Lance Kerness                 2,250,000 Shares      24.1%
$.001 Par Value Common   9629 Beach Water Cir.         Director
Stock ................   Las Vegas, NV

$.001 Par Value Common   Maurice O'Bannon                              0      0.0%
Stock ................   *                             Director


* ....................   All Directors and Executive   5,500,000 Shares      53.7%
$.001 Par Value Common   Officers as a group
Stock

(1)  Based upon 9,298,200 outstanding shares of common stock.


The consideration exchanged pursuant to the Acquisition Agreement was negotiated by Promotional Concepts Nevada and us. In evaluating the Acquisition, we evaluated criteria such as the value of Promotional Concepts Nevada's assets, Promotional Concepts Nevada's ability to compete in the market for marketing and consulting services, the unique nature of Promotional Concepts Nevada's products and Promotional Concepts Nevada's current and anticipated business operations.

Changes in Control. We are not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B, except for the following:

As a result of the acquisition On March 5, 2001, our Board of Directors accepted the resignation

                                                                   2
of Mrs. Tammy Mees as President, Treasurer, Secretary and director. Management of Promotional Concepts Inc. remained the same.
Management. We are dependent on the efforts and abilities of certain of our senior management. The interruption of the services of key management could have a material adverse effect on our operations, profits and future development, if suitable replacements are not promptly obtained. We anticipate that we will enter into employment agreements with each of our key executives; however, no assurance can be given that each executive will remain with us during or after the term of his or her employment agreement. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, there can be no assurance that we will be able to continue to do so. All of our officers and directors will hold office until their resignation or removal.

Our directors and principal executive officers are as specified on the following table:

========================== ================ ==========================


          Name                   Age                Position
========================== ================ ==========================
========================== ================ ==========================


David Gass                      32          President,
                                            Secretary,Drector


Maurice O' Bannon                62         Director



Lance Kerness                   59          Director


$.001 Par Value Common                      Former Director
Stock


David Gass. Mr. Gass is our President Secretary and a Director. Mr. Gass is also one of our original Founders. Mr Gass has been self employed since 1998 as a marketing and general business consultant. He is currently responsible for the day to day operations of Promotional Concepts, Inc. Prior to being associated with our company, Mr. Gass was an employee of Nevada Corporate Headquarters where he assisted start up companies in with business consulting corporate strategies and marketing.

Lance Kerness. Mr. Kerness is one of our Directors. He was our President form May 1999 to May 2000 be fore he resigned and remained with our company as a Director. Mr. Kerness has been self-employed as consultant for the last 10 years and has been assisting companies with corporate formation, business financing and marketing.

Maurice O'Bannon. Mr. O'Bannon is one of our Directors. He was the President of our company from inception in May 1998 to May 1999. At that time he stepped down and remaied as a Director. Mr. O'Bannon has over thirteen years of experience in assisting entrepreneurs with business development and corporate credit formation.
                                                                   3
ITEM 2. ACQUISITION OF ASSETS

Pursuant to the Acquisition Agreement we acquired all of the outstanding shares of common stock of Promotional Concepts Nevada, in exchange for 9,293,200 shares of our common stock. A copy of the acquisition agreement is attached to this Form 8-K as an exhibit and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Background. Promotional Concepts, Inc. was formed in Nevada in May 1998

Business.

Promotional Concepts Nevada is a business consulting firm that through its lengthy list of consultants can provide small companies with assistance in business start-up, attaining financing, choosing the correct corporate structure, marketing and sales. We believe we provide a better alternative than in-house assistance because of our lengthy list of consultants.

Website.

Currently for a corporate presence we use www.promotional-concepts.com where we offer business opportunities, business management software and the ability for clients to contact us for more questions and request additional information concerning our consulting services. We are intending to further develop our website in order for prospective clients to view all of the services we offer as well as a list of consultants with their area of expertise.

Services.

Target Markets.

For promotional purposes we define our market segments as follows:

Resident Agents:

         Incorporation Companies
         Attorneys
         Accountants
         Business Consultants

Small to Mid-Sized Businesses

         Businesses with 1-5 shareholders
         Employees 1-15
         Revenues $250,000 to $2,000,000
         Formed as Corporations

The are two areas of need for our products and services. The first is the small to mid-sized businesses that are looking for education and tools to simplify running their businesses. We will be targeting those businesses run by fewer than 100 employees and in most cases the owners are still instrumental in the company. These companies need to find a source that can provide a one-stop shop to find all their company needs.

                                                                   4
The  second  area  of  focus  is  the  Resident  Agent  Industry  (Incorporating
Companies). This industry is experiencing a slow down in the number of new businesses, because of the sluggish economy. These companies have a database of current clients and leads that all need additional services and products. We aim to build joint ventures with the companies in this industry to offer a new revenue stream for them and more services and products for their clients.

Competition.

While Promotional Concepts Nevada competes with traditional "brick and mortar" providers of business consulting services, Promotional Concepts Nevada will also compete with other Internet-based companies and businesses that have developed and are in the process of developing websites which will be competitive with the products developed and offered by Promotional Concepts Nevada. We cannot guaranty that other websites or products which are functionally equivalent or similar to many of these competitors have greater financial and other resources, and more experience in research and development, than Promotional Concepts Nevada.

Liquidity and Capital Resources

Promotional  Concepts,  Inc.  had  cash  of  $2,658  as  of  December  31,  2000
Promotional Concepts, Inc.'s total assets were approximately $82,956 and our total liabilities were approximately $18,333 as of December 31, 2000.

Results of Operations.

For the fiscal year ended December 31, 2000, Promotional Concepts, Inc. generated revenues of approximately $89,273 compared to approximately $111,790 for the fiscal year ended December 31, 1999. Promotional Concepts, Inc.'s revenues have decreased due to a decrease in the number of clients that retained the services of Promotinal Ocncepts, Inc because of the downturn in the capital markets.

Information in this report contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may", "will", or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


                                                                   5
The Registrant has changed it's auditors to Clyde Bailey CPA as a result of the merger. There were no disagreements with the prior auditors.

ITEM 5. OTHER EVENTS

None.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Effective at the acquisition Tammy Mees resigned as the President, Secretary and a Director of TarTam, Inc.

ITEM 7. FINANCIAL STATEMENTS

Enclosed are the audited Financial statements for the year ended December 31, 1999 and 2000.






















                                                                   6



                                                      Promotional Concepts, Inc.



                                                           December 31, 2000
















                                                              Clyde Bailey, P.C.
                                                     Certified Public Accountant
                                                        10924 Vance Jackson #404
                                                        San Antonio, Texas 78230















CONTENTS



       PAGE      1 - INDEPENDENT AUDITORS' REPORT

       PAGE      2 - BALANCE SHEET FOR THE YEAR ENDED DECEMBER 31, 1999 and
                              2000

       PAGE      3 - STATEMENT OF OPERATIONS FOR THE PERIOD
                     DECEMBER 31, 1999 and 2000

       PAGE      4 - STATEMENT OF CHANGES IN STOCKHOLDER'S
                     EQUITY FOR THE YEAR ENDED DECEMBER 31, 1999 AND 2000

       PAGE      5 - STATEMENT OF CASH FLOWS FOR THE YEAR ENDED
                      DECEMBER 31, 1999 and 2000

       PAGES  6 -8 - NOTES TO FINANCIAL STATEMENTS AS OF
                     DECEMBER 31, 2000





























CLYDE BAILEY P.C.
----------------------------------------------------------------------------
                                                     Certified Public Accountant
                                                        10924 Vance Jackson #404
                                                        San Antonio, Texas 78230
                                                            (210) 699-1287(ofc.)
                                             (888) 699-1287 (210) 691-2911 (fax)

                                                                         Member:
                                                     American Institute of CPA's
                                                          Texas Society of CPA's

Board of Directors
Promotional Concepts, Inc.

                          INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of Promotional Concepts, Inc. (Company), as of December 31, 2000 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows for the years ended December 31, 2000 and 1999, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                           Clyde Bailey P.C.


San Antonio, Texas
March 3, 2001



                                       -1-
                              Promotional Concepts
                                  Balance Sheet
                             As of December 31, 2000

Current Assets
Cash                                                                      $
                                                                           2,658

                                                                  --------------
Total Current Assets
                                                                           2,658

Investments

Investments                                                   9,435
Fixed Assets
Vehicle
                                                                          28,400
Real Estate
                                                                          23,500
                                                                  --------------
Less: Accumulated Depreciation
                                                                          (1,410)
                                                                 ---------------


Total Fixed Assets                                           50,490

Other Assets
Deferred Tax Benefit
                                                                          20,373
                                                                 ---------------


Total Other Assets                                           20,373
                                                             -------------------

                                                                               $
Total Assets                                                 82,956
                                                             ===================

L I A B I L I T I E S
Current Liabilities
Accounts Payable
                                                                             295
Note Payable - Current Portion
                                                                           2,971
                                                                 ---------------


Total Current Liabilities                                     3,266
Long-Term Liabilities
Note Payable
                                                                          15,067
                                                            --------------------
Total Long-Term Liabilities
                                                                          15,067
                                                             -------------------


Total Liabilities                                            18,333

Commitments and Contingencies                                     0
STOCKHOLDERS EQUITY

Common Stock                                                  9,293
25,000,000 authorized shares par value $.001
9,293,200 shares issued and outstanding
(Retroactively Restated)

Additional Paid-in-Capital                                   17,982

Accumlulated other comprehensive loss                       (24,737)

Accumulated Surplus                                          62,085
                                                             -------------------


Total Stockholders' Equity (Deficit)                         64,623
                                                             -------------------
Total Liabilities and Stockholders' Equity                                $
                                                                          82,956
                                                              ==================

-2-
                                                   Statement of Operation
                                          For the Year Ended December 31, 2000

                                       ---------------------------------------
                                                    For the Years Ended
                                                     December 31, 2000
                                       ---------------------------------------
                                                  2000                1999
                                        -------------------  ------------------

Revenues:
 Management Services                    $         89,273     $       111,790
                                        -------------------  ------------------
 Total Revenues
                                                  89,273             111,790

Expenses:
Marketing Services                                73,059                   0
   Depreciation                                    1,410                   0
   Rent                                            6,000              14,660
   Travel                                          5,509               5,791
   Supplies                                       18,226              13,242
   Legal Expenses                                  3,738               2,191
   Operating Expenses
                                                  23,633              23,441
                                        -------------------  ------------------


   Total Expenses                                131,575               59,325
   Net Income (Loss) from Operations
                                                 (42,302)              52,465

Other Income (Expenses):
   Realized Losses on Investments
                                                 (8,775)              (3,629)
   Interest Income
                                                    216                  144
                                        -------------------  ------------------

    Total Other Income (Expenses)
                                                 (8,559)              (3,485)

    Net Income (Loss) Before Taxes
                                                (50,861)             48,980

Provision for Income Taxes:
   Income Tax Benefit (Expense)
                                                  7,629              (7,347)


  Net Income (Loss)                    $        (43,232)              41,633
                                        ===================  ==================


  Basic and Diluted Earnings Per Common Share
                                                (0.005)                0.004
                                        -------------------  ------------------

 Weighted Average number of Common Shares used in per share
    calculations                              9,293,200             9,293,200
                                        ===================  ==================

             (Retroactively Restated)



                                       -3-

                           Promotional Concepts, Inc.
                        Statement of Stockholders Equity
                                -----------------

                                                              Accumulated
                                                                 Other
                                                     $0.001  Comprehensive  Accumulated  Stockholders'
                                        Shares      Par Value  Income (Loss)    Surplus       Equity
                                        -------------------------------------------------------------------------------


    ................................
   Balance, Janaury 1, 1999 ........   $9,293,2009 $   9,293         --      $  63,684    $  90,959

   Comprehensive Income (Loss):

       Net Income (Loss) ...........        --          --           --         41,633       41,633

       Unrealized Gain on securities        --          --         10,823         --         10,823

                                                                                          ---------
Total Comprehensive Income (Loss) ..        --          --           --           --         52,456

                                                                                          ---------


   Balance, December 31, 1999 ......   9,293,200       9,293       10,823      105,317      143,415

   Comprehensive Income (Loss):


       Net Income (Loss) ...........        --          --           --        (43,232)     (43,232)


       Unrealized Gain on securities        --          --        (35,560)        --        (35,560)

                                                                                          ---------
Total Comprehensive Income (Loss) ..        --          --           --           --        (78,792)

                                                                                          ---------
   Balance December 31, 2000
                                       9,293,200       9,293      (24,737)      62,085       64,623



  As of December 31, 2000













                                       -4-
                           Promotional Concepts, Inc.
                             Statement of Cash Flows


                               For the Years Ended
                                  December 31,



                                                            2000         1999
------------------------------------------------------------------------------
    ..................................................
Cash Flows from Operating Activities
Net Income (loss) ....................................   $(43,232)   $ 41,633

Adjustments to reconcile net income (loss) to net cash provided (used) to operating activities:

Depreciation
                                                            1,410        --
Accounts Payable
                                                          (14,716)      3,936
Deferred Tax Benefit
                                                           (7,629)       --
                                                                     --------

                                                                     --------
Total Adjustments
                                                          (20,935)      3,936
                                                                     --------

Net Cash provide (used) in Operating activities ......   $(64,167)   $ 45,569


Cash Flows from Investing Activities:
                                                                     --------
        Purchase of Investments ......................    (21,217)
           Purchase of Vehicle
                                                          (28,400)    (23,500)
                                                                     --------

Net cash provided (used) in Investing Activities .....   $(28,400)   $(44,717)

                                                                     --------

Cash Flows from Financing Activities:
           Note Payable ..............................     18,038        --

                                                                     --------

                                                                     --------
Net Cash provided (used) by Financing Activities .....   $ 18,038    $   --


                                                                     --------

Net Increase (Decrease) in Cash ......................   $(74,529)   $    852


Cash Balance,
Beginning of Period ..................................     77,187      76,335
                                                                     --------

                Cash Balance, End of Period ..........   $  2,658    $ 77,187

                                                                     ========

Supplemental cashflow informaiton


Cash Paid for interest ...............................   $    483    $     54


Cash Paid for income taxes ...........................      1,668    $   --
Stock Issued for Services



                                       -5-
                           Promotional Concepts, Inc.
                          Notes to Financial Statements


               Note 1 - Summary of Significant Accounting Policies

Organization

Promotional Concepts, Inc. ("the Company") was incorporated under the laws of the State of Nevada on May 28, 1998 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Nevada. The company has a total of 25,000,000 authorized shares with a par value of $.001 per share and with 9,293,200 shares issued and outstanding as of December 31, 2000. The Company filed an amendment to its Articles of Incorporation in January 2001 to change its capitalization from total authorized shares of 25,000 to 25,000,000 and to change the par value from no par to $.001 per share.

Federal Income Tax

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.










                                       -6-
                           Promotional Concepts, Inc.
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies (con't)

         Earnings per Common Share

     The  Company  adopted  Financial   Accounting  Standards  (SFAS)  No.  128,
"Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents consist of checking accounts and money market funds.

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable and payable, accrued and other current liabilities and current maturities of long-term debt approximate fair value due to their short maturity.

Recent Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Investments and Hedging Activities" ("SFAS No 133") which establishes accounting and reporting standards requiring that every derivative instrument be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as extended by SFAS No. 137 and amended by SFAS No. 138, is effective for all fiscal quarters beginning after June 15, 2000. The Company does not expect adoption of SFAS No. 133 to have an effect on its financial statements.

In December 1999, the Securities and Exchange Commission issues Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements of all public registrants. The provisions of SAB 101 are effective for transactions beginning in fiscal year after September 30, 2000. The Company does not expect adoption of SAB 101 to have an effect on its financial statements.

                                       -7-

                           Promotional Concepts, Inc.
                          Notes to Financial Statements

Note 2  -  Common Stock

The Company issued a total of 23,233 shares of Common Stock at its organizational meeting to 32 individuals as founders. On January 19, 2001, the Company approved a 400/1 forward split resulting in a total outstanding share of 9,293,200. The financial statements have been retroactively restated to reflect this forward split.

Note 3  -  Related Parties

The Company has significant related party transactions with the principle shareholder and officer, David Gass, in the form of compensation.

Note 4 - Income Taxes

Deferred income taxes arise from temporary differences resulting from the Company's subsidiary utilizing the cash basis of accounting for tax purposes and the accrual basis for financial reporting purposes. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.

Note 5 - Fixed Assets

Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

         The estimated useful lives are as follows:

                      Vehicle                               5 years
                      Real Estate                           20 years

Depreciation expense for the years ended December 31, 2000 and 1999 was $1,410 and $-0-, respectively.

Note 6  -  Leases
The Company leases its primary office space on a month to month basis. For the years ended December 31, 2000 and 1999 the rent expenses was $6,000 and $14,660, respectively.




                                       -8-
                           Promotional Concepts, Inc.
                          Notes to Financial Statements

Note 7 - Comprehensive  Income

     The carrying amounts of marketable securities as shown in the accompanying balance sheet and their approximate market values at December 31, 2000 are as follows:

                            Gross       Gross
                            Unrealized  Unrealized    Market
                            Cost        Gains         Losses      Value
     Available for sale:
        Mutual Fund     $     46,916   $   -    $    37,481       $   9,435
                     -------------------------------------------------------
                        $     46,916   $   -    $    37,481       $   9,435

     Unrealized gains and losses on securities available for sale at December 31, 2000 are shown net of income taxes as a component of stockholders' equity.

                             Note 8 - Long Term Debt

     The Company had the following debt obligations at December 31, 2000:
                      $ 18,038






     Less current maturities (2,971) Notes Payable- Long Term $ 16,067

Note 9  -  Subsequent Events

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.









                                                                  -9-
ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.


EXHIBITS

1.1 Agreement and Plan of Merger between Tartam, Inc. and Promotional Concepts, Inc.

1.2  Articles of Merger between Tartam, Inc. and Promotional Concepts, Inc.

27.1 Financial Data Schedule



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROMOTIONAL CONCEPTS, INC.

                                            By /s David Gass
                                                     President


Date: March 7, 2001